Exhibit 10.2

Matter Number: AGR-000811-2010

AMENDMENT NUMBER 7

TO

AGREEMENT NUMBER 750-67761-2004

BETWEEN CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS

AND

MOTRICITY, INC

This Amendment Number 7 (“Seventh Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, as amended by the First Amendment, dated August 31, 2004 and the Second Amendment, dated May 14, 2007, and the Third Amendment, dated November 20, 2007 and the Fourth Amendment, dated November 20, 2007 and the Fifth Amendment, dated June 13, 2009, and the Sixth Amendment dated October 9, 2009 (as amended, the “Agreement”), by and between Motricity, Inc. a Delaware corporation, with offices at 601 108th Avenue NE, Suite 900, Bellevue, WA (“Motricity”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless”), is made and entered into on and as of the date executed by the last signing Party but takes retroactive effect to and including March 1, 2010(“Seventh Amendment Effective Date”).

1.	AMENDMENT OF AGREEMENT.

1.1	Work Order No. 84, Contract No. AGR-001143-2009, to the Agreement is hereby terminated in its entirety and this Amendment 7 shall govern all fees for the Mobile Web 3.0 Portal Services as of the Seventh Amendment Effective Date. “Mobile Web 3.0 Portal Services” means access to the Mobile Web 3.0 Portal Services provided by Motricity to Verizon Wireless under Work Order No. 77, Contract No. AGR-000932-2009.

1.2	The following Section 9 is hereby added to Exhibit D, Commercial Terms, of the Agreement:

“9. Mobile Web 3.0 Fees. In consideration of Motricity’s hosting and maintenance of the Mobile Web 3.0 Portal Services, commencing on the Seventh Amendment Effective Date, Verizon Wireless shall pay Motricity the following monthly fees:

Mobile Web 3.0 Managed Services and Hosting Fee: * * *

Mobile Web 3.0 * * * Fee: * * *

* * *.

For clarity, hosting fees as described in Section 8, Exhibit D of the Agreement will continue to apply to Mobile Web 2.0 services but will not apply to Mobile Web 3.0 Portal Services.

Motricity shall invoice Verizon Wireless the Mobile Web 3.0 Hosting Fee and the Mobile Web 3.0 * * * Fee following each calendar month of the Term that the Mobile Web 3.0 Portal Services are made available, and Verizon Wireless shall pay such invoice in accordance with the terms and conditions set forth in the Agreement.

In the event Verizon Wireless elects to self-host the Mobile Web 3.0 Portal Services as defined in Work Order 77, in accordance with Section B.2 of the Agreement (as amended by the Sixth Amendment), the Mobile Web 3.0 Hosting Fee shall no longer apply and the Mobile Web 3.0 * * * Fee shall become the license fee, unless otherwise agreed by the parties.”

1.3	Motricity agrees to provide the Mobile Web 3.0 Portal Service in accordance with the Mobile Web 2.0 Service Level Agreement described in the Revised Exhibit H-1 (the “SLA”) of the Agreement, provided that the credits for the Mobile Web 3.0 Portal Service apply against the Monthly Hosting Fee set forth above for the Mobile Web 3.0 Portal Service, not the Mobile Web 2.0 hosting fee.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

Matter Number: AGR-000811-2010

All other terms defined in the SLA shall apply including, but not limited to:

a. the Service Availability Requirement remains unchanged for the Mobile Web 3.0 Portal Service (i.e., same * * * availability SLA)

b. the Service Performance Requirement remains unchanged for the Mobile Web 3.0 Portal Service (i.e., same * * * of total requests under * * * seconds performance SLA)

c. the Service Response/Restore Requirement remains unchanged for the Mobile Web 3.0 Portal Service (i.e., same response/restore targets)

1.4	The Term of the Agreement and its automatic renewal periods shall not be affected by this Seventh Amendment and remain as set forth in the Sixth Amendment.

2.	EFFECT OF AMENDMENT.

This Seventh Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any inconsistencies between a specific term or condition of this Seventh Amendment and a specific term or condition of the Agreement, the specific term or condition of this Seventh Amendment shall control. Except as amended hereby, the Agreement shall continue in full force and effect.

3.	SIGNATURES.

IN WITNESS WHEREOF, the Parties hereto have caused this Seventh Amendment to be executed by their duly authorized officers or representative.

CELLCO PARTNERSHIP d/b/a	MOTRICITY, INC.

VERIZON WIRELESS

BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

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